                                                               Exhibit (10)(r)



                           FRISCH'S RESTAURANTS, INC.

                          NONDEFERRED CASH BALANCE PLAN











                                                      Original Edition
                                                      Effective January 1, 2000



                         This document prepared by
                         Taft, Stettinius & Hollister LLP
                         1800 Firstar Tower
                         425 Walnut Street
                         Cincinnati, Ohio  45202-3957

                           FRISCH'S RESTAURANTS, INC.
                          NONDEFERRED CASH BALANCE PLAN
                               (Original Edition)


                  Effective January 1, 2000, FRISCH'S RESTAURANTS, INC., hereinafter referred to as the "Company", adopts the following Nondeferred Cash Balance Plan under which current retirement-type benefits will be paid into trust for the Company's Highly Compensated Employees in lieu of future accruals of those employees under the Company's Pension Plan for Managers, Office and Commissary Employees and the Company's Executive Retirement Plan. This Plan document was written by the law firm of Taft, Stettinius & Hollister LLP.


                                    ARTICLE I
                                   DEFINITIONS

                  For purposes of this Plan and any amendments to it, the following terms when capitalized shall have the meanings specified below, unless a different meaning is plainly required by the context:

                  1.1 "Beneficiary" means any person or legal entity designated by a Highly Compensated Employee to receive distribution of the balance of his Trust Fund in the event he should die before complete distribution thereof. If neither the Highly Compensated Employee nor the Trust established by him under this Plan specifies who is his Beneficiary in the event of his death, or if for any reason his designation shall be legally ineffective, or if no Beneficiary or successor Beneficiary named

                                                               Exhibit (10)(r)

by him is living or in existence at the time any amounts are payable under that Trust, then his Beneficiary shall be deemed to be his surviving spouse, or if none, his living lawful issue, per stirpes, or if none, the Highly Compensated Employee's estate.

                  1.2 "Board of Directors" means the FRISCH'S RESTAURANTS, INC. Board of Directors.

                  1.3 "Code" means the Internal Revenue Code of 1986, as it is now or may hereafter be amended.

                  1.4 "Continuous Service" means the Highly Compensated Employee's Continuous Service as determined under the Managers Pension Plan.

                  1.5 "Effective Date" means January 1, 2000.

                  1.6 "Executive Retirement Plan" means the Company's Executive Retirement Plan, as amended and restated effective December 1, 1994--a nonqualified, unfunded supplemental retirement plan for employees subject to Code limitations on compensation counted for them under the Managers Pension Plan.

                  1.7 "Highly Compensated Employee" means any employee of the Company who meets the requirements to be a "Highly Compensated Employee" under the provisions of the ERISA and Subchapter D Rules Governing Qualified Defined Benefit Pension Plans as in effect under the Company's Managers Pension Plan; provided, however, that such term shall not include any person whose service with the Company ended before December 31, 2000.

                  1.8 "Managers Pension Plan" means the Company's Pension Plan for Managers, Office and Commissary Employees.

                                                               Exhibit (10)(r)


                  1.9 "Plan" means the nondeferred cash balance plan as herein provided and as hereafter amended or revised.

                  1.10 "Plan Year" means the calendar year.

                  1.11 "Trust" means the trust established by a Highly Compensated Employee under this Plan.

                  1.12 "Trust Fund" means the trust fund held by the Trustee under a Highly Compensated Employee's Trust.

                  1.13 "Trustee" means the trustee holding and managing a Highly Compensated Employee's Trust Fund.

                  1.14 Any words in this Plan document (or amendments to it) which are used in one gender shall be read and construed to mean or include the other gender wherever they would so apply. Any words in this Plan document (or amendments to it) which are used in the singular shall be read and construed to mean or include the plural wherever they would so apply, and vice versa.


                                   ARTICLE II
                                   ELIGIBILITY

                  2.1  Qualifications for Eligibility

                  Each Highly Compensated Employee who would accrue a benefit or an additional benefit under the Company's Managers Pension Plan and/or under the Company's Executive Retirement Plan but for being a Highly Compensated Employee shall be eligible for a Company contribution to his Trust Fund beginning with Plan Year 2000. The amount of such Company contribution shall be determined in the manner described in Section 3.1.

                                                               Exhibit (10)(r)


                                   ARTICLE III
                           CONTRIBUTIONS TO TRUST FUND

                  3.1  Annual Company Contribution

                  Each Plan Year the actuary acting under the Company's Managers Pension Plan shall determine with respect to each Highly Compensated Employee the actuarial present value of the benefits lost by that Highly Compensated Employee for that Year by virtue of the exclusion of Highly Compensated Employees from benefit accruals under the Managers Pension Plan after 1999. To that amount the actuary shall add the actuarial present value of any benefit lost that Year by the Highly Compensated Employee under the Company's Executive Retirement Plan by virtue of the Highly Compensated Employee exclusion (including any lost benefit related to compensation deferrals made under the Company's Executive Savings Plan). Such actuarial present value determinations shall be made using the 1983 Group Annuity Mortality Table (weighted 50% male, 50% female), and a 7% per annum interest rate. For each Highly Compensated Employee having 5 or more years of Continuous Service the Company shall contribute to his Trust Fund, by the end of that Plan Year, 111% of the sum of such actuarial present values, less the portion thereof that is required to be paid by the Company as tax withholdings to the appropriate taxing authorities. For each other Highly Compensated Employee the actuary shall determine the manner of the Company's contributing those actuarial present values per Plan Year so that 111% of them (less the portions

                                                               Exhibit (10)(r)


thereof that are required to be paid by the Company as tax withholdings to the appropriate taxing authorities) will be contributed to the Highly Compensated Employee's Trust Fund by the end of the respective Plan Years in accordance with the following schedule:

             Full Years of                     Aggregate Contributions
           Highly Compensated                  and Tax Withholdings on
               Employee's                      111% of that Employee's
           Continuous Service                   Present Value Amounts
           ------------------                  ----------------------
              Fewer than 2                                 0%
                   2                                      25%
                   3                                      50%
                   4                                      75%
               5 or more                                 100%

                  In the event of the death of a Highly Compensated Employee during a Plan Year the Company shall nevertheless make the contribution and tax withholding payments described above with respect to that Highly Compensated Employee for that Year.

                  3.2  Additional Company Contribution

                  At the time a Highly Compensated Employee having 5 or more years of Continuous Service retires or otherwise separates from service with the Company the actuary acting under the Company's Managers Pension Plan shall determine the tax-adjusted actuarial present value of all benefits lost by the Highly Compensated Employee since 1999 under the Managers Pension Plan and the Executive Retirement Plan by virtue of the exclusion of Highly Compensated Employees from benefit accruals under those Plans. The actuarial assumptions specified in Section 3.1 and

                                                               Exhibit (10)(r)


the tax factors approved by the Chief Financial Officer of the Company shall be used for these determinations. If the tax-adjusted actuarial present value of all such lost benefits exceeds the tax-adjusted value of the assets held in the Highly Compensated Employee's Trust Fund at that time (including the tax-adjusted value of any assets previously withdrawn from his Trust Fund, plus tax-adjusted imputed earnings thereon), the Company shall contribute the amount of the excess to his Trust Fund by the end of the Plan Year in which his retirement or other separation from service with the Company occurs, less the portion thereof that is required to be paid by the Company as tax withholdings to the appropriate taxing authorities. No such additional Company contribution shall be made with respect to a Highly Compensated Employee having less than 5 years of Continuous Service. By April 30 of each year each Highly Compensated Employee shall furnish to the Company a written account setting forth the dates and amounts of all investments, receipts, disbursements and other transactions that occurred with respect to his Trust Fund during the preceding calendar year, and showing all cash, securities and other property held in the Trust Fund at the end of such year.

                                                               Exhibit (10)(r)


                                   ARTICLE IV
                  RIGHTS OF THE COMPANY TO DISCONTINUE OR AMEND

                  4.1  Rights of Termination Reserved

                  It is the expectation of the Company that it will continue this Plan and the payment of contributions hereunder indefinitely, but continuance of the Plan and the payment of its contributions by the Company as herein provided is not assumed as a contractual obligation by the Company; and the right is reserved by the Company at any time to terminate this Plan and its contributions hereunder. However, the termination of the Plan may not cause a decrease in any benefits accrued under the Plan at the time of such termination.

                  4.2  Amendments

                  The Company by written instrument shall have the right to amend this Plan at any time to any extent deemed advisable, and upon such amendment all individuals having any interest under this Plan shall be bound thereby. However, no amendment to the Plan shall be effective to the extent that it would result in decreasing any benefits accrued under the Plan before such amendment.

                  4.3  No Reversion to the Company

                  Under no circumstances, whether by amendment to or termination of this Plan, may any contributions or tax withholdings made by the Company under this Plan ever revert to, or be used or enjoyed by, the Company.

                                                               Exhibit (10)(r)



                                    ARTICLE V
                            MISCELLANEOUS PROVISIONS

                  5.1  Right to Discharge Participant

                  The establishment of the Plan shall not be construed as conferring any rights upon any participant or any other person for a continuation of employment, nor shall it be construed as limiting in any way the right of the Company to discharge any participant or other employee.

                  5.2  Applicable Law

                  The Plan shall be construed and administered in accordance with and governed by the laws of the United States and of the State of Ohio.

                  IN WITNESS WHEREOF, FRISCH'S RESTAURANTS, INC. has caused this instrument to be executed this 15th day of December, 2000.


                                           FRISCH'S RESTAURANTS, INC.



                                           By   /s/ Donald H. Walker
                                              ------------------------------

                                                               Exhibit (10)(r)







                             DONALD H. WALKER TRUST

                                    UNDER THE

                           FRISCH'S RESTAURANTS, INC.
                          NONDEFERRED CASH BALANCE PLAN

                             DONALD H. WALKER TRUST
                                    Under the
                           FRISCH'S RESTAURANTS, INC.
                          NONDEFERRED CASH BALANCE PLAN




                  This Trust Agreement made this 29th day of December, 2000, by and between DONALD H. WALKER (the "Grantor") and FIRSTAR BANK, N.A. (the "Trustee"), WITNESSETH:

                  (a) WHEREAS, the Grantor is establishing this Trust in connection with the Nondeferred Cash Balance Plan (hereinafter called the "Plan") established by Frisch's Restaurants, Inc. (hereinafter called the "Company") relating to contributions to be made hereto by the Company in lieu of future accruals under the Company's Pension Plan for Managers, Office and Commissary Employees and the Company's Executive Retirement Plan; and

                  (b) WHEREAS, it is the intention of the Grantor and the Company that this Trust shall constitute a fully vested nonqualified funded arrangement to which after-tax contributions can be made by the Company for future distribution to the Grantor or his beneficiaries;

                  NOW, THEREFORE, the Grantor and the Trustee do hereby establish this Trust and agree that the Trust shall be comprised, held and disposed of as follows:

                  Section 1.  Establishment of Trust

                  (a) The Grantor hereby establishes with the Trustee a general Trust Fund consisting of such property delivered from time to time to the Trustee to be held under the terms of this Trust Agreement, and all earnings, additions and appreciations of

                                                               Exhibit (10)(r)

such Trust Fund as may accrue from time to time, less disbursements and expenses paid therefrom.

                  (b) The Trust hereby established shall be irrevocable.

                  (c) The Trust is intended to be, and to be construed as, a grantor trust within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, of which the Grantor is grantor. The Grantor shall be treated as the owner of 100% of the Trust Fund assets; and the income of the Trust shall be held and accumulated for distribution to the Grantor or his beneficiaries in accordance with the provisions of this Trust Agreement, without the approval of any adverse party. The Grantor (or after his death, his beneficiaries) shall be liable for all taxes imposed on the Trust Fund or on the income thereof.

                  (d) The Trust Fund principal and all earnings thereon shall be held exclusively for the uses and purposes of the Grantor and his beneficiaries pursuant to the terms of this Trust Agreement. In no event shall any of the Trust Fund principal or any of the earnings thereon be subject to the claims of the Company or any of its creditors. The Trust created hereunder shall constitute a spendthrift trust; and to the full extent permitted by law, none of the Trust Fund assets shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge shall be utterly void; nor shall any such benefits be subject to the claims of creditors or others, nor to action in

                                                               Exhibit (10)(r)


bankruptcy or other legal process, prior to actual payment to the Grantor or his beneficiaries.

                  (e) The Trustee shall be entitled to receive from the Company only such amounts as the Company shall pay to the Trustee; and the Trustee shall not have the right and shall not be subject to any duty to demand or collect from the Company any other sums of money or other property.

                  Section 2.  Payments from the Trust

                  (a) The Grantor shall be entitled to withdraw any part of the principal and/or income of the Trust Fund at any time after his retirement or other separation from service with the Company. In addition, with the consent of the Company the Grantor may periodically withdraw from the Trust Fund such amounts as may be required to pay the taxes on the income of the Trust Fund.

                  (b) In the event any amounts remain in the Trust Fund after the Grantor's death they shall immediately be payable in full (subject to any required tax withholdings) to his designated beneficiary or beneficiaries. If the Grantor shall have failed to designate one or more beneficiaries, or if for any reason his designation shall be legally ineffective, or if no beneficiary or successor beneficiary named by him is living or in existence at the time any amounts are payable hereunder, then his beneficiary shall be deemed to be his surviving spouse, or if none, his living lawful issue, per stirpes, or if none, the Grantor's estate.

                                                               Exhibit (10)(r)


                  Section 3.  No Reversion to the Company

                  The Company shall have no right or power to direct the Trustee to return to the Company or to divert to others any of the Trust Fund assets, or to grant a security interest in or otherwise encumber any of the assets of the Trust Fund.

                  Section 4.  Investment Authority

                  (a) To the extent permitted under subsection (b)(1) below, the Trustee may invest in the common stock of the Company, or rights to acquire such stock, or obligations issued by the Company. All rights associated with assets of the Trust Fund shall be exercised by the Trustee or the person designated by the Trustee, except as provided in subsection (c) of this Section 4.

                  (b) The Trustee shall have the following powers and authority with respect to the assets of the Trust Fund:

                           (1) To invest and reinvest the principal and the income of the Trust Fund in any fund or funds permitted as investment options to participants under the Company's Employee 401(k) Savings Plan, without being limited to what are commonly known as legal investments for trust funds, or by the proportion which the investments so made, either alone or with any other property of the same or similar character then held or thereafter acquired, may bear to the entire amount of the Trust Fund. To the extent that investments are directed to be made in interests in registered investment companies maintained by the Trustee or its affiliates, the Trustee or its affiliates may receive compensation from such registered investment companies for providing investment advisory, transfer agency, custodial or other services;

                           (2) To retain cash in the Trust Fund to meet contemplated payments, or temporarily awaiting investment, without liability for interest thereon; or to invest part or all of

                                                               Exhibit (10)(r)


                                    such amounts in bonds, in certificates of deposit or savings accounts maintained with any banking department (whether or not related to a corporate trustee), a money-market fund, or the like;

                           (3) To sell any portion of the Trust Fund at any time at either public or private sale for cash or on credit at such time or times as may seem appropriate to the Trustee, and to exchange such property and grant options for the purchase or exchange thereof;

                           (4) To consent to and participate in any plan of reorganization, consolidation, merger, combination or other similar plan; to consent to any contract, lease, mortgage, purchase, sale or other action by any corporation pursuant to such plan and to accept and retain any property issued under any plan of reorganization;

                           (5) To exercise all conversion and subscription rights pertaining to any investment held in the Trust Fund;

                           (6) To exercise all voting rights with respect to any investment held in the Trust Fund and in connection therewith to grant proxies, discretionary or otherwise;

                           (7) To cause any securities or other property held in the Trust Fund to be registered and held in the name of one or more nominees, or retain them unregistered or in form permitting transfer by delivery, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust Fund; and

                           (8) Generally to do all such acts, execute and deliver all such instruments, take all such proceedings and exercise all such rights and privileges with relation to Trust Fund assets as the Trustee may deem necessary or proper for the purpose of carrying out its powers and duties hereunder.

                                                               Exhibit (10)(r)


                  (c) To the limit of the powers granted it under (b) above the Trustee shall follow any investment directions made by the Grantor. To the extent the Trustee receives direction from the Grantor with respect to investments, the Trustee shall not be responsible for the management and control of those Trust Fund assets other than to serve as custodian thereof.

                  Section 5.  Accounting by Trustee

                  The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Grantor and the Trustee. Within thirty (30) days following the close of each calendar year and within thirty (30) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Grantor and to the Company a written account of its administration of the Trust Fund during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, and showing all cash, securities and other property held in the Trust Fund at the end of such year or as of the date of such removal or resignation, as the case may be. Upon the expiration of ninety (90) days from the date of filing any such account or upon the earlier specific approval thereof by the Grantor and the Company, the Trustee shall be forever released and discharged from all liability and accountability to the Grantor and to the Company with respect to any nonfraudulent acts and transactions shown in such account except to the extent that the Grantor or the Company, within such 90-day period, files written objections

                                                               Exhibit (10)(r)


with the Trustee as to specific acts or transactions shown in the account. Nothing herein contained, however, shall be deemed to preclude the Trustee of its right to have its accounts judicially settled by a court of competent jurisdiction; nor shall anything herein contained be deemed to excuse, release or discharge the Trustee for liability and responsibility with regard to any fraudulent acts committed by its employees.

                  Section 6.  Responsibility of Trustee

                  (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken in accordance with the terms of this Trust Agreement or pursuant to a direction, request or approval given by the Grantor that is contemplated by, and in conformity with, the terms of this Trust and is given in writing by the Grantor.

                  (b) The Trustee, at the Grantor's expense, may consult with legal counsel (who may also be counsel for the Grantor or for the Trustee generally) with respect to any of its duties or obligations hereunder; and the Trustee shall have no liability for any action or failure to act in reasonable reliance upon the advice of such counsel.

                  (c) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly

                                                               Exhibit (10)(r)


provided otherwise herein; provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no discretionary authority or obligation to review, at any time or from time to time, the provisions of such a policy or the issuer thereof, nor to review such issuer's creditworthiness, and no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

                  Section 7.  Compensation and Expenses of the Trustee

                  (a) Prior to the Grantor's retirement or other separation from service with the Company, the Company shall pay all administrative expenses and the Trustee's fees and expenses hereunder. After the Grantor's retirement or other separation from service with the Company, the Grantor shall pay all administrative expenses and the Trustee's fees and expenses hereunder. If not so paid, the fees and expenses shall be paid from the Trust Fund.

                  (b) No bond or other security for the faithful performance of duty shall be required of the Trustee at anytime.


                  Section 8.  Resignation and Removal of Trustee

                  (a) The Trustee may resign at anytime by written notice to the Grantor, which shall be effective thirty (30) days after receipt of such notice unless the Grantor and the Trustee agree otherwise.

                                                               Exhibit (10)(r)


                  (b) Upon 30 days written notice the Trustee may be removed by joint action of the Company and the Grantor taken in an instrument in writing delivered to the Trustee.

                  (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within thirty (30) days after receipt of notice of resignation, removal or transfer, unless the Grantor extends the time limit.

                  (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 9 hereof. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

                  Section 9.  Appointment of Successor

                  (a) In case the Trustee shall resign or be removed, or shall otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor Trustee may be appointed by joint action of the Company and the Grantor. If for any reason they shall fail to appoint a successor Trustee within thirty (30) days after such resignation or removal, the Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                                                               Exhibit (10)(r)


                  (b) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Grantor an instrument in writing accepting such appointment hereunder, and thereupon such successor shall become fully vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges of its predecessor. Every predecessor Trustee shall deliver the Trust Fund assets held by it as Trustee hereunder to its successor. Should any instrument in writing from the Company and/or the Grantor be required by any successor Trustee for more fully and certainly vesting in such successor the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereby vested in the predecessor, any such instrument shall, on request, be executed, acknowledged and delivered by the Company and/or the Grantor.

                  (c) Any corporation or association into which the Trustee may be merged or consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any merger, conversion, sale, consolidation or transfer to which it is a party, shall become successor Trustee hereunder and shall be vested with all the trusts, powers, rights, obligations, duties, remedies, immunities and privileges hereunder as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto.

                                                               Exhibit (10)(r)


                  Section 10.  Amendment or Termination

                  This Trust Agreement may be amended by a written instrument executed jointly by the Trustee, the Company and the Grantor.

                  Section 11.  Miscellaneous

                  (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

                  (b) This Trust Agreement shall be governed by and construed in accordance with the laws of Ohio.

                  IN WITNESS WHEREOF, the Grantor, the Company and the Trustee have caused this Trust Agreement to be executed as of the date first written above.

                                    GRANTOR:


                                           /s/Donald H. Walker
                                    -----------------------------------
                                             Donald H. Walker



                                    FIRSTAR BANK, N.A.


                                    By:   /s/Stephen Lipps
                                        -------------------------------



                                    FRISCH'S RESTAURANTS, INC.


                                    By:  /s/Michael E. Conner
                                        -------------------------------